Exhibit 32.1

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Morgan Magella, the Chief Executive Officer and Chief Financial Officer of Midex Gold Corp. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Quarterly Report on Form 10-Q of the Company, for the fiscal quarter ended September 30, 2009, and to which this certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     By: /s/ Morgan Magella
                                        ------------------------------------
                                     Name:  Morgan Magella
                                     Title: Chief Executive Officer and
                                            Chief Financial Officer

                                     Date: November 23, 2009